UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
June 14, 2017
BLACK KNIGHT FINANCIAL SERVICES, INC.
(Exact name of Registrant as Specified in its Charter)

001-37394
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	36-4798491 (IRS Employer Identification Number)

601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)

(904) 854-5100
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders
The Black Knight Financial Services, Inc. (“Black Knight” or the “Company”) Annual Meeting of Shareholders was held June 14, 2017. As of April 17, 2017, the record date for the Annual Meeting, 69,851,479 shares of Class A common stock and 84,826,282 shares of Class B common stock, or an aggregate of 154,677,761 shares of common stock of the Company were outstanding and entitled to vote. A quorum of shares of common stock were present or represented at the Annual Meeting of Shareholders. The number of votes cast for, against or withheld, as well as abstentions, if applicable, with respect to each proposal is set forth below:
1. To elect two Class II directors to serve until the Company’s 2020 Annual Meeting of Shareholders, or until their successors are duly elected and qualified, or until their earlier death, resignation or removal.

	FOR	WITHHELD	BROKER NON-VOTES
Richard N. Massey	141,609,052	5,742,644	5,691,531
John D. Rood	141,678,804	5,672,892	5,691,531
Directors whose term of office as a director continued after the meeting are as follows:
Class III (term expires at the 2018 Annual Shareholders Meeting): William P. Foley and Thomas M. Hagerty.
Class I (term expires at the 2019 Annual Shareholders Meeting): David K. Hunt and Ganesh B. Rao.
2. Ratification and appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year.

FOR	AGAINST	ABSTAIN
152,933,106	65,832	44,289
3. To approve the Black Knight Financial Services, Inc. Amended and Restated 2015 Omnibus Incentive Plan to, among other things, increase the shares available for future awards by 7,500,000 shares.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
146,551,387	752,256	48,053	5,691,531
4. To approve a non-binding advisory resolution on the compensation paid to our named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
146,889,226	410,455	52,015	5,691,531

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Knight Financial Services, Inc.
Date:	June 19, 2017	By:	/s/ Michael L. Gravelle
			Name:	Michael L. Gravelle
			Title:	Executive Vice President, General Counsel and Corporate Secretary